1 Spin-Off Investor Presentation

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non- GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or Ashford Hospitality Prime, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

3 Distribution Summary – Ashford Prime Fully Diluted Shares Following Spin-Off 24,890,000 Distribution Ratio 5:1 Record Date November 8, 2013 Advisor Bank of America Merrill Lynch When-Issued Trading Period November 6-19, 2013 Distribution Date November 19, 2013 Expected Annual Dividend $0.20/share Ticker Symbol – NYSE AHP When Issued Tickers AHP WI, AHT WI

Strategic Opportunity

Demonstrated Industry Leading Track Record

- Ashford Trust total shareholder return significantly exceeds the peer average for the past decade
- High insider ownership aligns interests
- Focused efforts on informational transparency
- Management's extensive experience and tenure together

Provides Compelling Investment Opportunity

- Ashford Prime (NYSE: AHP) – Conservatively capitalized, high-RevPAR full service and urban select service hotels and resorts located predominantly in domestic and international gateway markets
- Ashford Trust (NYSE: AHT) – Opportunistic, modestly leveraged
- Both AHP and AHT offer potential for growth and accretion
- High-quality hotel assets

Favorable Point in Lodging Cycle

- PKF Forecast RevPAR Growth – 5.9% 2013, 7.2% 2014, 8.1% 2015
- PKF Forecast Supply Growth – 0.8% 2013, 1.1% 2014, 1.4% 2015








ASHFORD HOSPITALITY TRUST
ASHFORD HOSPITALITY PRIME
4

Strong Track Record & Performance 5

6 Demonstrated 10-Year Track Record 63% 70% 52% 80% 53% 99% 33% 67% 30% 85% -26% -23% 4% 24% 69% -40% -20% 0% 20% 40% 60% 80% 100% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr 10-yr Total Shareholder Return AHT Peer Avg • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns. • AHT and AHP expect to benefit from strong management capabilities. 150% 350% 850% 330% 820% 171% 132% 144% Peers include: CHSP, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO. Source: Bloomberg. As of October 23, 2013.

7 Asset Management Outperformance • Ashford Trust and pro forma Ashford Prime consistently outperform public peers in hotel EBITDA flow-through. Peers include: CHSP, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO. Source: Company filings. 90% 64% 56% 70% 104% 63% 65% 54% 39% 48% 53% 41% 0% 20% 40% 60% 80% 100% 120% 2010 2011 2012 YTD June 2013 EBI T D A F low % Annual EBITDA Flows Ashford Prime Ashford Trust Peer Average

• Ashford Trust has purchased 180 hotels representing over $6 billion in overall transaction value since its IPO in 2003. 8 Disciplined Track Record of Growth $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 C u m u la tive A cq u isitio n s($ m illio n 's) Acq u is it io n s/Disp o si ti o n s ($ m il li o n 's ) Ashford Trust Historical Acquisitions & Dispositions Acquisitions Dispositions Cumulative Acquisitions 45 11 53 29 1 15 26 6 10 22 9 1 2 4 1

19% 19% 19% 4% 4% 4% 4% 3% 3% 2% 2% 2% 2% 1% 1% 0% 5% 10% 15% 20% 25% O w n ersh ip P erce n ta g e 9 Highly-Aligned Management • With insider ownership* anticipated to be approximately 19%, management is highly-aligned with shareholder interests. Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes interests of related parties Publicly-Traded Hotel REIT Insider Ownership Ashford Trust Post Spin-Off Ashford Trust Ashford Prime H O S P I T A L I T Y P R I M E A S H F O R D H O S P I T A L I T Y T R U S T E X I S T I N G A S H F O R D A S H F O R D H O S P I T A L I T Y T R U S T POST SPIN OFF

10 Experienced Management Team Demonstrated Capital Markets Expertise and Timing Proven Acquisition, Disposition and Financing Capabilities Extensive Network for Transaction Sourcing Strong Asset Management Track Record Branding Expertise and Relationships Affiliated Hotel Property Manager Adds Value • Senior executives each have over 20 years of experience in lodging and real estate. • All executives that took Ashford public 10 years ago are still here.

Compelling Opportunity 11

12 Spin-Off Strategic Rationale Creation of Two Focused Companies Creates Investment Strategy Clarity Potential for Higher Aggregate Market Value for Stockholders Tailored Capital Structure More Efficient

13 Transaction Overview 123 Hotels 25,716 Rooms TTM RevPAR: $103 TTM Hotel EBITDA: $391.8mm 8 Hotels 3,146 Rooms TTM RevPAR: $147 TTM Hotel EBITDA: $77.0mm 115 Hotels 22,569 Rooms TTM RevPAR: $97 TTM Hotel EBITDA: $314.8mm 20% Ownership of Ashford Prime Taxable Spin-Off Contributed Capital Purchase Option on 2 Hotels and ROFO on 12 Hotels External Advisor Pro Forma as of 9/30/13

14 Differentiated Investment Strategy Ashford Prime Ashford Trust Investment Focus High-quality, high-RevPAR hotels in major markets with RevPAR of at least 2x the national average All segments of the hospitality industry excluding the high-RevPAR hotels targeted by Ashford Prime Investment Type Direct equity investments and JV's All parts of the capital structure Geography U.S. gateway cities, select resort locations and international gateway cities All domestic and limited international locations Chain Scale Predominantly luxury & upper-upscale Various chain scale segments Mix of Service Predominantly full-service hotels Full-service and select-service Capital Structure Conservative Opportunistic Leverage Policy Target < 5.0x Net Debt + Preferred to EBITDA Strategic use of debt designed to maximize returns Brand Strategy Premium brands (Hilton, Marriott, Starwood, etc.) and high-quality independent hotels Premium brands (Hilton, Marriott, Starwood, etc.) and high-quality independent hotels Management Existing Ashford Trust management Existing Ashford Trust management • AHP and AHT have distinct investment strategies. AHP and AHT expect to benefit from the proven successful capabilities of the Ashford management team.

15 Ashford Snapshots AHT Pre Spin-Off AHT Post Spin-Off Ashford Prime Number of Hotels 123 115 8 Occupancy (TTM) 73% 73% 78% Average Daily Rate (TTM) $140 $133 $187 RevPAR (TTM) $103 $97 $147 Cash (1) $335.5 million $175.5 million $160.0 million Debt $3,245.9 million $2,621.9 million $624.0 million Preferred Equity $393.9 million $393.9 million $0 TTM Hotel EBITDA $391.8 million $314.8 million $77.0 million Annual Dividend $0.48/share $0.48/share $.20/share Insider Ownership 19% 19% 19% TTM Figures as of 9/30/13. (1) For Ashford Prime, includes expected initial working capital balance at hotels.

16 Ashford Prime Overview High Quality Hotel Portfolio •Geographically diversified and concentrated predominantly in top 20 U.S. markets •Premium portfolio RevPAR of $147 •Strong market share as evidenced by RevPAR penetration index of 110.7; 6 of the 8 hotels rank either 1st or 2nd in their competitive sets •All current hotels branded and managed by Marriott and Hilton Focused Investment Strategy •Luxury, upper-upscale & upscale hotels in domestic gateway markets •Select investment in resort hotels and international gateway cities •Hotels with RevPAR 2x the then current national average Strong Acquisition Pipeline •Purchase Option to acquire Pier House Resort with $292 RevPAR and Crystal Gateway Marriott with $129 RevPAR •Right-of-First-Offer on additional 12 high RevPAR hotels in Ashford Trust portfolio totaling 3,110 rooms Prudent and Low Leverage Structure •Targeted leverage level over time of 5.0x or lower (Net Debt + Preferred Equity) / EBITDA •Attractive maturity profile with no maturities before 2017 •$150 million unsecured credit facility will provide additional liquidity and flexibility

17 Revolutionary Advisor Model • Publicly-traded advisor is not typical of other externally advised REIT structures • Increases transparency • Significant insider ownership of both Ashford Trust and Ashford Prime creates further alignment of interests Publicly –Traded External Advisor • Board of directors structure designed to increase investor appeal • 7 member board with 5 independent directors, 4 of whom will have no prior board affiliation with AHT • Members subject to re-election on annual basis • Lead independent director with well-defined duties that support the board's oversight responsibilities Strong Independent Board • Charter provision requires that certain related party transactions be approved by a majority of disinterested directors • Governance policy provides that decisions related to the right of first offer with Ashford Trust, the advisory agreement with Ashford Advisors and the exclusivity agreement with Remington be approved by a majority of independent directors Charter & Governance Designed to Address Conflicts • Base fee (70 bps) calculated on total enterprise value rather than gross book value • Incentive fee paid only if total shareholder returns exceed peer group (BEE, CHSP, DRH, LHO, PEB, SHO) • Five year term with one year renewals Investor/Manager Fee Alignment • Advisor affiliate, which is owned by a publicly-traded company, expected to own 20% of Ashford Prime • Insiders & related parties of AHT expected to own approximately 19% of AHP, the highest of public lodging REIT peers High Insider Ownership • Advisor's 20% ownership will generally be non-voting on shareholder matters • Significant amount of units held by insiders will not have voting rights that are attributable to stockholders Greater Independent Voting Rights

Ashford Prime Properties



Seattle
Marriott Seattle Waterfront 358 Rooms
Seattle Courtyard 250 Rooms
Philadelphia
Philadelphia Courtyard 498 Rooms
San Francisco
San Francisco Courtyard 405 Rooms
Washington, D.C.
Capital Hilton 544 Rooms
San Diego
Hilton Torrey Pines 394 Rooms
Tampa
Tampa Renaissance 293 Rooms
Dallas
Marriott Plano Legacy 404 Rooms
Initial Assets
Right of First Offer Assets
Option Assets

Right of First Offer Assets

Hotel	Market	Rooms
Ritz-Carlton	Atlanta, GA	444 Rooms
Hilton Back Bay	Boston, MA	390 Rooms
Courtyard Downtown	Boston, MA	315 Rooms
Embassy Suites	Portland, OR	276 Rooms
Embassy Suites Crystal City	Washington, D.C.	267 Rooms
Crowne Plaza Beverly Hills	Los Angeles, CA	260 Rooms
Hyatt Regency Coral Gables	Miami, FL	242 Rooms
Melrose	Washington, D.C.	240 Rooms
One Ocean	Jacksonville, FL	193 Rooms
Churchill	Washington, D.C.	173 Rooms
Crowne Plaza Key West	Key West, FL	160 Rooms
Embassy Suites	Houston, TX	150 Rooms

Option Assets

Hotel	Market	Rooms
Marriott Crystal Gateway	Washington, D.C.	697 Rooms
Pier House Resort & Spa	Key West, FL	142 Rooms













ASHFORD HOSPITALITY TRUST

ASHFORD HOSPITALITY PRIME

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19 Ashford Prime Property Descriptions Hilton Torrey Pines  Built in 1989  394 rooms  60,000 SF of meeting space  2 F&B outlets  RevPAR of $127  Penetration index: 100.0  EBITDA of $9mm  Located on the famous Torrey Pines Golf Course overlooking Pacific Ocean  Public spaces renovated in 2012 with full rooms renovation in 2013  75% ownership in joint venture with Hilton Worldwide The Capital Hilton  Built in 1943  544 rooms  30,000 SF of meeting space  2 F&B outlets  RevPAR of $181  Penetration index: 106.1  EBITDA of $15mm  Located near the White House in the heart of downtown Washington DC  $30mm rooms and public space renovation completed in 2010-11  75% ownership in joint venture with Hilton Worldwide  Built in 2001  405 rooms  9,900 SF of meeting space  3 F&B outlets  RevPAR of $193  Penetration index: 103.8  EBITDA of $12mm  Located in downtown San Francisco near Moscone Convention Center, AT&T Park and CBD  Property renovation not anticipated until 2015 or 2016 San Francisco Courtyard Note: RevPAR, penetration and EBITDA reflect pro forma TTM 9/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set.

20 Ashford Prime Property Descriptions Philadelphia Courtyard  Built in 1999  498 rooms  11,000 SF of meeting space  2 F&B outlets  RevPAR of $128  Penetration index: 118.1  EBITDA of $11mm  Located in heart of downtown Philadelphia business district proximate to convention center  Comprehensive rooms renovation beginning in 4th quarter 2013  Built in 1999  250 rooms  2,300 SF of meeting space  2 F&B outlets  RevPAR of $120  Penetration index: 110.3  EBITDA of $5mm  Located on Lake Union near Amazon headquarters  Proximate to Seattle Center and Space Needle  Renovated rooms product in 2011/2012 Seattle Courtyard Marriott Dallas-Plano  Built in 2001  404 rooms  32,000 SF of meeting space  2 F&B outlets  RevPAR of $115  Penetration index: 129.3  EBITDA of $9mm  Located within Legacy Town Center, high-end destination retail and dining; near strong local business market with 92% office occupancy  Meeting space renovation beginning 4th quarter 2013 Note: RevPAR, penetration and EBITDA reflect pro forma TTM 9/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set.

21 Ashford Prime Property Descriptions Note: RevPAR, penetration and EBITDA reflect pro forma TTM 9/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set. Marriott Seattle Waterfront  Built in 2003  358 rooms  11,300 SF of meeting space  2 F&B outlets  RevPAR of $168  Penetration index: 112.0  EBITDA of $12mm  Located on Seattle's downtown waterfront adjacent to Pike Place Market and Pier 66 Cruise Terminal  Recently renovated rooms product in 2009 Tampa Renaissance  Built in 2004  293 rooms  12,500 SF of meeting space  2 F&B outlets  RevPAR of $118  Penetration index: 123.6  EBITDA of $5mm  Located within International Market Plaza, high-end destination retail and dining  Recently renovated meeting space  Soft goods rooms renovation planned for 2014 or 2015

22 High RevPAR Focus • Ashford Prime's RevPAR compares favorably to the public lodging REIT universe and through targeted acquisitions, Ashford Prime is expected to increase its comparative RevPAR profile over time. $140 $127 $99 $94 $65 $55 $65 $75 $85 $95 $105 $115 $125 $135 $145 Public Lodging REIT Average U.S. Average R e v P A R Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HPT, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. Note: Figure for Ashford Trust post spin-off does not include pro rata share of Ashford Prime. Ashford Trust Post Spin-Off Ashford Trust Ashford Prime 2012 RevPAR Comparison H O S P I T A L I T Y P R I M E A S H F O R D H O S P I T A L I T Y T R U S T E X I S T I N G A S H F O R D H O S P I T A L I T Y T R U S T P O S T S P I N O F F A S H F O R D

23 RevPAR & EBITDA multiples • There is a strong correlation between RevPAR and EBITDA multiples. • We have not determined that there is any statistical evidence of the effect of external management on valuation of equity REITs. R² = 0.8672 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x $50 $70 $90 $110 $130 $150 $170 $190 EBI T D A M u lt ip le RevPAR PEB BEE INN CLDT CHSP LHO SHO DRH HT RLJ FCH AHT HPT Q2 2013 Forward 12 Month Consensus EBITDA Multiple vs. RevPAR Public Lodging REITs include: AHT, BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO. Excludes HST due to its significantly higher market capitalization. Source: Bloomberg, First Call, SNL and Company filings.

24 Market Capitalization & EBITDA multiples • There is no correlation between Equity Market Capitalization and EBITDA Multiple for the Hotel REIT universe. R² = 0.0005 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x 17.0x $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 EBI T D A M u lt ip le Market Cap ($Millions) CLDT INN LHO RLJ PEB BEE DRH SHO HT CHSP FCH AHT HPT Q2 2013 Forward 12 Month Consensus EBITDA Multiple vs. Market Capitalization Public Lodging REITs include: AHT, BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO. For demonstration purposes, excludes HST due to its significantly higher market capitalization. However, including HST does not change the results. Source: Bloomberg, First Call, SNL and Company filings.

25 Well Positioned For Growth • Unique built in pipeline of option hotels and right of first offer hotels • Targeted acquisitions consistent with investment guidelines • Internal growth from asset performance • Opportunistic, value add transactions • Internal growth from asset performance • Excess cash from potential refinancings • Highland portfolio opportunities • Partial ownership of Ashford Prime • Advisory fees

26 Option and Right of First Offer Properties Note: RevPAR, penetration and EBITDA reflect pro forma TTM 9/30/13 figures. Penetration index reflects the quotient of the subject hotel's RevPAR divided by the average RevPAR of the hotels in its competitive set. *An agreement has been reached to convert the hotel to the Marriott brand in 2015. ** Subject to joint venture approval. Pier House Resort & Spa  Option price of $90 million, subject to owner funded capital expenditures and increase over time  RevPAR of $292 with 96.9 Penetration index  EBITDA of $7mm  Debt balance of $69mm at L+490  Built in 1968  142 rooms  2,600 SF of meeting space & 10,000 SF spa  3 F&B outlets  Minimal near-term capital needed after $20 million in renovations from 2006-2008  Consistently strong market with high barriers to entry, trailing only New York City in terms of annual RevPAR  Transition from family run to institutional management to improve operational performance Marriott Crystal Gateway  Option price based on market value  RevPAR of $129 with 111.2 Penetration index  EBITDA of $15mm  Debt balance of $103mm at 6.26%  Built in 1982  697 rooms  34,300 SF of meeting space  3 F&B outlets  Group destination hotel located near Pentagon and Reagan National Airport  Comprehensive renovation completed in 2008  Meeting space renovation completed in 2013  Strong location with several demand generators nearby  Institutional quality asset in stable market Additional Growth Opportunities From Right of First Offer on High Quality Assets  Total 3,110 rooms  $143 RevPAR  $70mm EBITDA  Crowne Plaza Beverly Hills *  Embassy Suites Crystal City  Crowne Plaza Key West  Hyatt Coral Gables  One Ocean Jacksonville  Houston Embassy Suites  Portland Embassy Suites  Ritz-Carlton Atlanta**  Hilton Boston Back Bay**  Courtyard Boston Downtown**  The Churchill, Washington D.C.**  The Melrose, Washington D.C.**

27 Pier House Resort & Spa – Case Study 3 Months Prior Year(1) 3 Months Post-AHT Purchase(1) Variance $ Variance % RevPAR $232.28 $260.09 $27.80 12% Total Revenue $3,994,710 $4,374,128 $379,418 9.5% EBITDA $895,575 $1,529,955 $634,380 70.8% EBITDA Flow 167.2% (1) Post-AHT takeover is June-August 2013; pre-AHT takeover is same months in 2012. • Implementation of revenue initiatives and cost controls resulted in EBITDA flows of 167% for Ashford's first 3 months post-acquisition. • Cost cutting initiatives resulting in $1.9 million in annualized savings were implemented immediately following the acquisition. $1.9mm Entertainment Savings $49k F&B Efficiencies $60k Health Insurance $420k Property Insurance $385k Salaries & Wages $752k FICA Reductions $58k Employee Meals $143k Housekeeping $30k

28 Pier House - Stated Price Option • Ashford Prime's option to acquire Pier House Resort & Spa over the next 18 months is expected to be value enhancing. Purchased May 2013 Original Acquisition Price = $90 million 3-month operational improvement in EBITDA = $634,380 Transaction EBITDA multiple = 14.3x 18 months $92.3 million plus owner funded capex 1% increase in purchase price every 6 months Option Structure:

Right of First Offer Properties

Property	City	State	# of Rooms	AHT Ownership	# of Rooms Owned	TTM 9/30/13 RevPAR	TTM 9/30/13 Hotel EBITDA (mm's)	Manager
Hilton (1)	Boston	MA	390	72%	280	$185	$12,857	Remington
Embassy Suites	Portland	OR	276	100%	276	$140	$7,022	Hilton
Crowne Plaza (2)	Beverly Hills	CA	260	100%	260	$134	$6,904	Remington
Courtyard (1)	Boston	MA	315	72%	226	$132	$6,616	Marriott
Ritz-Carlton (1)	Atlanta	GA	444	72%	319	$133	$5,869	Marriott
Crowne Plaza	Key West	FL	160	100%	160	$198	$5,706	Remington
Hyatt Regency	Coral Gables	FL	242	100%	242	$141	$5,633	Hyatt
Embassy Suites	Crystal City	VA	267	100%	267	$151	$4,659	Hilton
Melrose (1)	Washington	DC	240	72%	172	$121	$4,264	Remington
One Ocean	Jacksonville	FL	193	100%	193	$111	$3,511	Remington
Embassy Suites	Houston	TX	150	100%	150	$141	$3,308	Remington
Churchill (1)	Washington	DC	173	72%	124	$121	$3,287	Remington
Total			**3,110**		**2,669**	**$143**	**$69,634**	

(1) Denotes Highland Joint Venture Asset – AHT 71.74% ownership; exercise of ROFO subject to joint venture approval.
(2) An agreement has been reached to convert the hotel to the Marriott brand in 2015.








ASHFORD HOSPITALITY TRUST
ASHFORD HOSPITALITY PRIME
29

30 Debt Maturity Schedule • Ashford Prime and Ashford Trust have limited near-term debt maturities and strong in-place yields. $0 $500 $1,000 $1,500 2013 2014 2015 2016 2017 2018+ De b t Mat u ri ti e s (m m 's ) Ashford Trust TTM EBITDA Yield: 11.8% 12.6% 12.4% 12.2% 14.0% $0 $500 $1,000 $1,500 2013 2014 2015 2016 2017 2018+ De b t M a tu ri ti e s (mm 's ) Ashford Prime TTM EBITDA Yield: 13.3% 12.8% $0 $500 $1,000 $1,500 2013 2014 2015 2016 2017 2018+ De b t M a tu ri ti e s (mm 's ) Ashford Trust Post Spin-Off TTM EBITDA Yield: 11.8% 12.6% 12.4% 11.6% 14.6% Source: Company filings. Debt balances and EBITDA yields reflect the Company’s pro rata share as of September 30, 2013.

31 Dividends • The combined AHP and AHT shareholders will benefit from strong dividends relative to other lodging REIT's. Note: Ashford Prime yield based on expected initial pricing. Source: Company filings. 5% 5% 4% 4% 4% 4% 4% 3% 3% 3% 2% 1% 1% 0% 0% 0% 1% 2% 3% 4% 5% 6% INN AHT-P CHSP CLDT HT LHO AHT RLJ DRH HST PEB SHO AHP (1) FCH BEE D iv ide n d Y ie ld Peer Dividend Yields (as of 10/23/13) Ashford Trust Ashford Prime Ashford Combined H O S P I T A L I T Y P R I M E A S H F O R D H O S P I T A L I T Y T R U S T E X I S T I N G A S H F O R D H O S P I T A L I T Y T R U S T C O M B I N E D A S H F O R D

Industry Overview 32

• Historically, attractive returns remain for investors from this point in the lodging cycle. 33 Historical Industry Stock Returns % 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO. Current data as of September 30, 2013.

• Demand expected to exceed supply through at least 2015. 34 Attractive Supply/Demand Imbalance -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F Y ea r- o v e r- Y ea r % Gro w th Supply vs. Demand Supply Growth Demand Growth PKF Forecast Source: PKF

• Real RevPAR remains well below the previous peak and each recent new peak has exceeded prior cycles. 35 Real RevPAR Source: Smith Travel Research $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of August 2013) Average 3-mo Avg

• RevPAR growth forecasts for Ashford Prime's target chain scales are well above their long-term averages for the next three years. 36 Attractive Point in Hotel Cycle 7.4% 7.5% 7.0% 0.0% 2.0% 4.0% 6.0% 8.0% 2013F 2014F 2015F RevPA R % Luxury Source: Forecasts per PKF Hospitality Research Hotel Horizons September – November 2013 national edition. Historical averages per Smith Travel Research. 6.2% 6.2% 7.5% 2013F 2014F 2015F Upper-Upscale Avg. Since 1988: 3.2% Avg. Since 1988: 4.8%

37 Projected Hotel Room Value Growth Source: JLL/HVS $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 U .S . H o te l T ra n sa ct io n V o lume in $B il (JL L ) Pr iv a te U .S . H o te l M a rk et V a luePer Ke y ( H V S ) Private Market Value Per Key vs. U.S. Hotel Transaction Volume U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL • U.S. hotel transaction volume is likely to increase strongly over the next several years as private U.S. hotel market values increase.

Strategic Opportunity

Demonstrated Industry Leading Track Record

- Ashford Trust total shareholder return significantly exceeds the peer average for the past decade
- High insider ownership aligns interests
- Focused efforts on informational transparency
- Management's extensive experience and tenure together

Provides Compelling Investment Opportunity

- Ashford Prime (NYSE: AHP) – Conservatively capitalized, high-RevPAR full service and urban select service hotels and resorts located predominantly in domestic and international gateway markets
- Ashford Trust (NYSE: AHT) – Opportunistic, modestly leveraged
- Both AHP and AHT offer potential for growth and accretion
- High-quality hotel assets

Favorable Point in Lodging Cycle

- PKF Forecast RevPAR Growth – 5.9% 2013, 7.2% 2014, 8.1% 2015
- PKF Forecast Supply Growth – 0.8% 2013, 1.1% 2014, 1.4% 2015








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ASHFORD HOSPITALITY PRIME
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Appendix 39

Mr. Kessler is the President of Ashford Hospitality Trust and a member of the Board of Directors. He previously served as Chief Operating Officer and Head of Acquisitions for the Company. Mr. Kessler has spearheaded virtually all of Ashford's key initiatives including: IPO, investments, sales, capital market activities, property financing, corporate credit facilities, joint ventures, and strategic direction. Mr. Kessler has been responsible for sourcing, evaluating & closing several billion dollars of capital transactions as the company's asset base has grown in excess of $4 billion. Notable transactions include the $2.4 billion CNL transaction and the $1.3 billion Highland Hospitality investment, which was nominated for Transaction of the Year at Americas Lodging Investment Summit. He oversaw $1.2 billion of asset sales along with Ashford's $400 million debt platform. He has been responsible for in excess of $5.8 billion of property financings as well as the corporate credit facilities. He has led all corporate capital market efforts including: $1.6 billion common equity, $450 million preferred, and $75 million convertible preferred. Mr. Kessler has 30 years experience in real estate corporate strategy, investments , sales, finance, asset management and capital markets. He is a member of ULI's Hotel Council and a frequent speaker and panelist at domestic and international lodging industry conferences. Previously, Mr. Kessler spent 10 years with Goldman Sachs' Whitehall Funds. Mr. Kessler earned his MBA and BA from Stanford University. 40 Experienced Management Mr. Bennett serves as Founder, Chairman, & Chief Executive Officer of Ashford Hospitality Trust, a Real Estate Investment Trust (REIT) formed in August 2003. He is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC) and the Urban Land Institute's Hotel Council. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to shareholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Masters in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society. Monty J. Bennett Chief Executive Officer & Chairman of the Board Douglas A. Kessler President

41 Experienced Management David A. Brooks Chief Operating Officer, General Counsel & Secretary David J. Kimichik Chief Financial Officer Prior to joining Remington Hotel Corporation and Ashford Financial Corporation in January of 1992, Mr. Brooks, a former licensed CPA and attorney, practiced law with the law firm of Sheinfeld, Maley & Kay in both Houston and Dallas offices. In January of 1992, Mr. Brooks joined Remington Hotel Corporation, and its affiliate, Ashford Financial Corporation, in the capacity of Executive Vice President and General Counsel. While at Remington, Mr. Brooks negotiated and closed the acquisition of over $1 billion in hotels and hotel related mortgages making Remington/Ashford the largest buyer of hospitality related assets from the RTC. In addition, Mr. Brooks managed the development of seven hotels and asset managed over 145 predominately non-performing hospitality loans (with a book value of approximately $750 million). In 2003, Mr. Brooks, together with the Ashford management team, successfully negotiated and completed the initial public offering for Ashford Hospitality Trust, Inc., raising approximately $220 million in capital for the newly formed real estate investment trust. Mr. Brooks is currently Chief Operating Officer and General Counsel of Ashford Hospitality Trust, Inc. Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctorate from the University of Houston Law Center in 1984 and his CPA from the State of Texas in 1984 (currently non-practicing status). Mr. Kimichik has served as the Chief Financial Officer for Ashford Hospitality Trust, Inc. since May 2003. In addition to his duties as Chief Financial Officer he has held the position of Director of Asset Management where he was responsible for leading a team of Asset Managers in the daily supervision of the Company's Hotels and the Company's annual capital improvement activities. He is also part of a very active acquisitions team being responsible for the company's underwriting function where he leads a team to underwrite all financial projections of any new deal. The company currently has 123 hotels that Mr. Kimichik has underwritten. As part of the acquisitions team for Ashford, Mr. Kimichik has played an integral role in several large transactions. In the first quarter of 2005 Ashford acquired a 21 hotel portfolio from the Fisher Brothers, the Gordon Getty Trust and George Soros. The portfolio was comprised of 4,094 rooms and was acquired for $250 million. During the second quarter 2005 Ashford acquired a 30 property portfolio from CNL Hotels and Resorts. The portfolio was comprised of 4,328 rooms and was acquired for $465 million. During 2007 Ashford acquired a 51 hotel portfolio from CNL Hotels and Resorts. The portfolio was comprised of 13,524 rooms and purchased for $2.4 billion. Finally Ashford acquired the 28 hotel Highland Hospitality portfolio in the first quarter 2011. The portfolio comprised of 8,227 rooms was acquired for $1.3 billion. Mr. Kimichik holds a Bachelor of Science degree from the School of Hotel Administration at Cornell University.

42 Experienced Management Deric S. Eubanks Senior Vice President, Finance J. Robison Hays Senior Vice President, Corporate Strategy & Finance As Senior Vice President of Finance, Mr. Eubanks is responsible for assisting the CEO and CFO with all corporate finance and financial reporting initiatives and capital market activities including equity raises, debt financings, and loan modifications. He also oversees Investor Relations and is responsible for overseeing and executing the company's hedging strategies. Mr. Eubanks specifically spearheaded the company's strategy to swap all of its fixed rate debt to floating rate in 2008 as well as the associated Flooridor strategy. Since the inception of the interest hedging strategy, the company has received approximately $230 million in cash flow from these hedges. Prior to his role as Senior Vice President of Finance, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities. Since joining Ashford, Mr. Eubanks has been involved in the sourcing and underwriting of over $14 billion in hotel investments, capital raising activities totaling over $6.0 billion of debt and equity capital, and hedging strategies involving over $19.0 billion in notional amount. Before joining Ashford, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries. Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Hays has served as Senior Vice President of Corporate Finance & Strategy of Ashford Hospitality Trust since 2010 and has been with the Company since April 2005. Mr. Hays is responsible for the formation and execution of the strategic initiatives of the company, working closely with Ashford's Chief Executive Officer, Monty J. Bennett. Some of the strategic initiatives Mr. Hays has been intimately involved in include Ashford's highly accretive common stock & preferred stock buyback programs, its industry-leading interest rate hedging program, and several transformational transactions including its 2007 CNL and 2011 Highland Hospitality acquisitions. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancing's, hedging, capital market transactions and major capital outlays. His analyses have been the foundation for billions of dollars of transactions over the past decade. Mr. Hays is also responsible for forming Ashford's internal research-based lodging/real estate industry views and its global macroeconomic perspective. Mr. Hays has also overseen Ashford's securities investment platform, Ashford Investment Management, since its launch in June 2011. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford's investor relations group, spearheading many innovative initiatives, such as organizing the first company specific investor day in the history of the lodging REIT industry. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences around the globe. Mr. Hays earned his A.B. in Politics with a certificate in Political Economy from Princeton University and later studied philosophy at the Pontifical University of the Holy Cross in Rome, Italy.

43 Experienced Management Jeremy J. Welter Executive Vice President of Asset Management Mark L. Nunneley Chief Accounting Officer Mr. Welter has served as the Executive Vice President of Asset Management for Ashford Hospitality Trust since January 2011. In his current role, Mr. Welter presides over Ashford's lodging portfolio consisting of 123 hotels, 25,716 rooms, and valued at over $4 billion. He oversees property performance and operations, capital investment and execution, risk management and brand relations. He also directs strategic positioning of all Ashford's lodging assets including: rebranding, repositioning, new property leases, ground lease extensions and buyouts. He is responsible for joint venture relations and serves as a member of the Executive Joint Venture Committee for the Highland Portfolio. As a member of Ashford's executive team, Mr. Welter actively participates in corporate strategy sessions and company board meetings. Under his leadership, Ashford's asset management team has consistently outperformed its peers in EBITDA flows and margin improvement. Specifically, Mr. Welter's asset management team cut approximately $6 million of costs out of 28 Highland hotels resulting in EBITDA flows of 94% on 5% RevPAR growth during its first full calendar year of ownership. In less than two years, NOI at the Highland portfolio has grown over 30%. Mr. Welter actively participates in Marriott, Hilton, Starwood and Hyatt owners' conferences and meetings and is an active participant in Marriott's Owners' Advisory Committee. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including NYU and The Lodging Conference. Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University where he served as student body president and graduated Summa Cum Laude. He was also named top overall graduate in the Spears School of Business and top overall economics student by the faculty and administration. Mr. Nunneley has served as the Chief Accounting Officer of Ashford Hospitality Trust since May 2003 where he is responsible for the tax, accounting, ad valorem tax and treasury functions. From 1992 to 2003, Mr. Nunneley served as Chief Financial Officer of the Company's predecessor. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. During his career, he has been responsible for the preparation, consultation and review of federal and state income tax, franchise and sales and use tax returns for hundreds of partnerships, corporations and individuals. Mr. Nunneley is also responsible for the ad valorem tax function which includes successfully appealing and receiving refunds in the millions of dollars. Mr. Nunneley is a certified public accountant and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of AICPAs.

44 Ashford Platforms – Chain Scale *TTM 9/30/13 EBITDA 3% 57% 3% 37% Existing Ashford Trust* 37% 63% Ashford Prime* 5% 55% 3% 37% Post Spin-Off Ashford Trust* Luxury Upper Upscale Upscale Upper Midscale

45 Ashford Platforms – Markets *TTM 9/30/13 EBITDA 67% 18% 15% Post Spin-Off Ashford Trust* Top 25 Top 50 Other

46 Ashford Platforms – Brand Family *TTM 9/30/13 EBITDA 29% 71% Ashford Prime* 29% 3% 5% 54% 4% 5% Existing Ashford Trust* 29% 4% 6% 50% 5% 6% Post Spin-Off Ashford Trust* Hyatt Hilton Other IHG Marriott Starwood

47 Spin-Off Investor Presentation